                   EXHIBITS TO POOLING AND SERVICING AGREEMENT

                                   EXHIBIT A-1


                          FORM OF CLASS A-1 CERTIFICATE


Series 1998-2                                          Pass-Through Rate: Adjustable
No. A-1-1
Original Certificate Principal                         Maximum Collateral Amount:  $120,000,000
Balance: $38,700,000.00
CUSIP:  000759AS9                                      Percentage Interest of this Certificate: 100%
Cut-Off Date:                                          Date of Pooling and Servicing Agreement: As of June
Close of business May 31, 1998                         1, 1998
Closing Date:  June 18, 1998
First Distribution Date:  July 25, 1998                Latest Maturity Date:  September 25, 2012
Servicer: American Business Credit, Inc.               Trustee: The Chase Manhattan Bank


                             ----------------------

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that CEDE & CO. is the registered owner of a Class A-1 Certificate percentage interest (the "Percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") or New Jersey Mortgage Investment Corp. ("NJMIC", and together with ABC and Upland, the "Originators") and sold to ABFS 1998-2, Inc. (the "Seller"), which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Unaffiliated Seller's Agreement, dated as of June 1, 1998, among the Depositor, the Originators and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.


                                     A-1-1

                  On each Distribution Date, commencing on July 25, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R (herein called the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to the Cut-Off Date), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in such Accounts and invested in Permitted Investments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Originators, the Certificate Insurer or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage

                                     A-1-2

Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and, with respect to the Class A Certificates, Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, which guarantees certain payments on the Class A Certificates, as described in the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, a Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller, the Originators and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                                     A-1-3

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders, or (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Maximum Collateral Amount. Unless this Certificate has been authenticated by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                          THE CHASE MANHATTAN BANK, not
                                               in its individual capacity,
                                               but solely as Trustee


                                          By__________________________________
                                               Authorized Officer


                                     A-1-4

                          CERTIFICATE OF AUTHENTICATION


                  This is a Class A-1 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $38,700,000.00.

                                     THE CHASE MANHATTAN BANK, not
                                          in its individual capacity,
                                          but solely as Trustee


                                     By:_________________________________
                                          Authorized Signatory


Dated:  June 18, 1998


                                     A-1-5

                                   EXHIBIT A-2


                          FORM OF CLASS A-2 CERTIFICATE


Series 1998-2                                          Pass-Through Rate:  6.285%
No. A-2-1
Original Certificate Principal                         Maximum Collateral Amount:  $120,000,000
Balance: $14,200,000.00
CUSIP:  000759AT7                                      Percentage Interest of this Certificate: 100%
Cut-Off Date:                                          Date of Pooling and Servicing Agreement: As of
Close of business May 31, 1998                         June 1, 1998
Closing Date:  June 18, 1998
First Distribution Date:  July 25, 1998                Latest Maturity Date:  June 25, 2013
Servicer: American Business Credit, Inc.               Trustee: The Chase Manhattan Bank


                          ---------------------------

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that CEDE & CO. is the registered owner of a Class A-2 Certificate percentage interest (the "Percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") or New Jersey Mortgage Investment Corp. ("NJMIC", and together with ABC and Upland, the "Originators") and sold to ABFS 1998-2, Inc. (the "Seller"), which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Unaffiliated Seller's Agreement, dated as of June 1, 1998, among the Depositor, the

                                     A-2-1

Originators and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing on July 25, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R (herein called the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to the Cut-Off Date), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in such Accounts and invested in Permitted Investments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Originators, the Certificate Insurer or the Trustee and are not insured or guaranteed by the

                                     A-2-2

Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and, with respect to the Class A Certificates, Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, which guarantees certain payments on the Class A Certificates, as described in the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, a Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller, the Originators and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                                     A-2-3

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders, or (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Maximum Collateral Amount. Unless this Certificate has been authenticated by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                        THE CHASE MANHATTAN BANK, not
                                             in its individual capacity,
                                             but solely as Trustee


                                        By:
                                           -------------------------------
                                             Authorized Officer


                                     A-2-4

                          CERTIFICATE OF AUTHENTICATION


                  This is a Class A-2 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $14,200,000.00.


                                  THE CHASE MANHATTAN BANK,
                                       not in its individual capacity,
                                       but solely as Trustee


                                  By:
                                     ----------------------------------
                                       Authorized Officer




Dated:  June 18, 1998


                                     A-2-5

                                   EXHIBIT A-3


                          FORM OF CLASS A-3 CERTIFICATE


Series 1998-2                                          Pass-Through Rate: 6.340%
No. A-3-1
Original Certificate Principal                         Maximum Collateral Amount:  $120,000,000
Balance: $24,900,000.00
CUSIP:  000759AU4                                      Percentage Interest of this Certificate: 100%
Cut-Off Date:                                          Date of Pooling and Servicing Agreement: As of
Close of business May 31, 1998                         June 1, 1998
Closing Date:  June 18, 1998
First Distribution Date:  July 25, 1998                Latest Maturity Date:  February 25, 2014
Servicer: American Business Credit, Inc.               Trustee: The Chase Manhattan Bank


                             ----------------------

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that CEDE & CO. is the registered owner of a Class A-3 Certificate percentage interest (the "Percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") or New Jersey Mortgage Investment Corp. ("NJMIC", and together with ABC and Upland, the "Originators") and sold to ABFS 1998-2, Inc. (the "Seller"), which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Unaffiliated Seller's Agreement, dated as of June 1, 1998, among the Depositor, the

                                     A-3-1

Originators and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing on July 25, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-3 Certificates on such Distribution Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R (herein called the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to the Cut-Off Date), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in such Accounts and invested in Permitted Investments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Originators, the Certificate Insurer or the Trustee and are not insured or guaranteed by the

                                     A-3-2

Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and, with respect to the Class A Certificates, Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, which guarantees certain payments on the Class A Certificates, as described in the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, a Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller, the Originators and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                                     A-3-3

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders, or (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Maximum Collateral Amount. Unless this Certificate has been authenticated by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                     THE CHASE MANHATTAN BANK, not
                                          in its individual capacity,
                                          but solely as Trustee


                                     By:
                                        --------------------------------
                                          Authorized Officer


                                     A-3-4

                          CERTIFICATE OF AUTHENTICATION


                  This is a Class A-3 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $24,900,000.00


                                        THE CHASE MANHATTAN BANK, not
                                             in its individual capacity,
                                             but solely as Trustee


                                        By:
                                           ------------------------------
                                             Authorized Signatory


Dated: June 18, 1998


                                     A-3-5

                                   EXHIBIT A-4


                          FORM OF CLASS A-4 CERTIFICATE


Series 1998-2                                          Pass-Through Rate: 6.490%
No. A-4-1
Original Certificate Principal                         Maximum Collateral Amount:  $120,000,000
Balance: $14,100,000.00
CUSIP:  000759AU2                                      Percentage Interest of this Certificate: 100%
Cut-Off Date:                                          Date of Pooling and Servicing Agreement: As of June
Close of business May 31, 1998                         1, 1998
Closing Date:  June 18, 1998
First Distribution Date:  July 25, 1998                Latest Maturity Date:  November 25, 2020
Servicer: American Business Credit, Inc.               Trustee: The Chase Manhattan Bank


                             ---------------------

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that CEDE & CO. is the registered owner of a Class A-4 Certificate percentage interest (the "Percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") or New Jersey Mortgage Investment Corp. ("NJMIC", and together with ABC and Upland, the "Originators") and sold to ABFS 1998-2, Inc. (the "Seller"), which in turn sold

                                     A-4-1
the Mortgage Loans to the Depositor pursuant to that certain Unaffiliated Seller's Agreement, dated as of June 1, 1998, among the Depositor, the Originators and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing on July 25, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-4 Certificates on such Distribution Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R (herein called the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to the Cut-Off Date), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in such Accounts and invested in Permitted Investments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Originators, the Certificate Insurer or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage

                                     A-4-2

Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and, with respect to the Class A Certificates, Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, which guarantees certain payments on the Class A Certificates, as described in the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, a Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller, the Originators and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.


                                     A-4-3

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders, or (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Maximum Collateral Amount. Unless this Certificate has been authenticated by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                     THE CHASE MANHATTAN BANK, not
                                          in its individual capacity,
                                          but solely as Trustee


                                     By:_________________________________
                                               Authorized Officer



                                     A-4-4

                          CERTIFICATE OF AUTHENTICATION


                  This is a Class A-4 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $14,100,000.00.


                                      THE CHASE MANHATTAN BANK, not
                                           in its individual capacity,
                                           but solely as Trustee


                                      By:______________________________
                                           Authorized Signatory


Dated:  June 18, 1998




                                     A-4-5

                                   EXHIBIT A-5


                          FORM OF CLASS A-5 CERTIFICATE


Series 1998-2                                          Pass-Through Rate: 6.850%*
No. A-5-1
                                                       [*Plus 0.50% after the Clean-up Call Date]

Original Certificate Principal                         Maximum Collateral Amount:  $120,000,000
Balance: $14,480,000.00
CUSIP:  000759AW0                                      Percentage Interest of this Certificate: 100%
Cut-Off Date:                                          Date of Pooling and Servicing Agreement: As of
Close of business May 31, 1998                         June 1, 1998
Closing Date:  June 18, 1998
First Distribution Date:  July 25, 1998                Latest Maturity Date: September 25, 2029
Servicer: American Business Credit, Inc.               Trustee: The Chase Manhattan Bank


                             ----------------------

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that CEDE & CO. is the registered owner of a Class A-5 Certificate percentage interest (the "Percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") or New Jersey Mortgage Investment Corp. ("NJMIC", and together with ABC and Upland, the

                                     A-5-1

"Originators")) and sold to ABFS 1998-2, Inc. (the "Seller"), which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Unaffiliated Seller's Agreement, dated as of June 1, 1998, among the Depositor, the Originators and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing on July 25, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-5 Certificates on such Distribution Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R (herein called the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to the Cut-Off Date), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in such Accounts and invested in Permitted Investments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds.


                                     A-5-2

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Originators, the Certificate Insurer or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and, with respect to the Class A Certificates, Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, which guarantees certain payments on the Class A Certificates, as described in the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, a Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller, the Originators and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                                     A-5-3

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders, or (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Maximum Collateral Amount. Unless this Certificate has been authenticated by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                  THE CHASE MANHATTAN BANK, not
                                       in its individual capacity,
                                       but solely as Trustee


                                  By:________________________________
                                       Authorized Officer


                                     A-5-4

                          CERTIFICATE OF AUTHENTICATION


                  This is a Class A-5 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $14,480,000.00.


                                      THE CHASE MANHATTAN BANK, not
                                           in its individual capacity,
                                           but solely as Trustee


                                      By:_______________________________
                                           Authorized Signatory


Dated:  June 18, 1998


                                     A-5-5

                                   EXHIBIT A-6


                          FORM OF CLASS A-6 CERTIFICATE


Series 1998-2                                          Pass-Through Rate:  6.455%
No. A-6-1
Original Certificate Principal                         Maximum Collateral Amount:  $120,000,000
Balance: $11,820,000.00
CUSIP: 000759AX8                                       Percentage Interest of this Certificate: 100%
Cut-Off Date:                                          Date of Pooling and Servicing Agreement: As of
Close of business May 31, 1998                         June 1, 1998
Closing Date:  June 18, 1998
First Distribution Date:  July 25, 1998                Latest Maturity Date: September 25, 2029
Servicer: American Business Credit, Inc.               Trustee: The Chase Manhattan Bank


                              --------------------

                  Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Depositor or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  This certifies that CEDE & CO. is the registered owner of a Class A-6 Certificate percentage interest (the "Percentage Interest") in certain first and second lien mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") or New Jersey Mortgage Investment Corp. ("NJMIC", and together with ABC and Upland, the

                                     A-6-1

"Originators") and sold to ABFS 1998-2, Inc. (the "Seller"), which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Unaffiliated Seller's Agreement, dated as of June 1, 1998, among the Depositor, the Originators and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing on July 25, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-6 Certificates on such Distribution Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have denominations aggregating at least $5,000,000 appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R (herein called the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to the Cut-Off Date), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in such Accounts and invested in Permitted Investments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Originators, the Certificate Insurer or the Trustee and are not insured or guaranteed by the

                                     A-6-2

Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and, with respect to the Class A Certificates, Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Financial Security Assurance Inc. (the "Certificate Insurer") has issued a surety bond with respect to the Class A Certificates, which guarantees certain payments on the Class A Certificates, as described in the Agreement.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, a Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller, the Originators and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.


                                     A-6-3

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders, or (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Maximum Collateral Amount. Unless this Certificate has been authenticated by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                       THE CHASE MANHATTAN BANK, not
                                            in its individual capacity,
                                            but solely as Trustee


                                       By:_______________________________
                                            Authorized Officer


                                     A-6-4

                          CERTIFICATE OF AUTHENTICATION


                  This is a Class A-6 Certificate referred to in the within-mentioned Agreement, which Certificate is issued to Cede & Co. in the initial denomination of $11,820,000.00.


                                         THE CHASE MANHATTAN BANK, not
                                              in its individual capacity,
                                              but solely as Trustee


                                         By:________________________________
                                              Authorized Signatory


Dated: June 18, 1998


                                     A-6-5

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN.


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").


ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (1) AN OPINION OF COUNSEL TO THE TRUSTEE AND (2) AN AFFIDAVIT TO THE TRUSTEE THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.


NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE CODE, NOR TO AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO BE ASSETS OF SUCH A PLAN, ACCOUNT OR ARRANGEMENT BY REASON OF SUCH PLAN'S, ACCOUNT'S OR ARRANGEMENT'S INVESTMENT IN THE ENTITY, AS DETERMINED UNDER U.S. DEPARTMENT OF LABOR REGULATIONS 29 C.F.R. ss. 2510.3-101 OR OTHERWISE.


                                     A-6-6

                                    EXHIBIT B


                           FORM OF CLASS R CERTIFICATE


Series 1998-2                                          Percentage Interest of this Certificate: 100%
No. R-1
Cut-Off Date:                                          Date of Pooling and Servicing Agreement: As of
Close of business May 31, 1998                         June 1, 1998
Closing Date: June 18, 1998
First Distribution Date: July 25, 1998                 Latest Maturity Date: September 25, 2029
Servicer: American Business Credit, Inc.               Trustee: The Chase Manhattan Bank


                             ---------------------

                  This certifies that ABFS 1998-2, Inc. is the registered owner of a Class R percentage interest (the "Percentage Interest") in certain first or second lien mortgage loans (the "Mortgage Loans") serviced by American Business Credit, Inc. (hereinafter called the "Servicer"), in its capacity as servicer under that certain Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 among American Business Credit, Inc., as servicer, Prudential Securities Secured Financing Corporation, as depositor (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Mortgage Loans were originated or acquired by American Business Credit, Inc. ("ABC"), HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") or New Jersey Mortgage Investment Corp. ("NJMIC", and together with ABC and Upland, the "Originators") and sold to ABFS 1998-2, Inc. (the "Seller"), which in turn sold the Mortgage Loans to the Depositor pursuant to that certain Unaffiliated Seller's Agreement, dated as of June 1, 1998, among the Depositor, the Originators and the Seller. The Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of the Agreement, certain of the pertinent provisions of which are set forth herein. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

                  On each Distribution Date, commencing on July 25, 1998, the Trustee shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class R Certificates on such Distribution Date pursuant to Section 6.05 of the Agreement.

                  Distributions on this Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate (except for the final distribution as described below) or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record Certificates of the same Class which have at least a 10% Percentage Interest appearing in the Certificate Register and shall have so notified the Trustee at least five business days prior to the related Record Date, or by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

                  This Certificate is one of a duly authorized issue of Certificates designated as ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R (herein called the "Certificates") and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof (other than payments of interest that accrued on each Mortgage Loan up to the Cut-Off Date), (ii) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, assets that are deposited in the Accounts, including amounts on deposit in such Accounts and invested in Permitted Investments, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds.

                  The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Servicer, the Originators, Financial Security Assurance Inc. (the "Certificate Insurer") or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and, with respect to the Class A Certificates, Insured Payments under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

                  Subject to certain restrictions, the Agreement permits the amendment thereof by the Depositor, the Servicer and the Trustee. Subject to the rights of the Certificate Insurer, the Agreement permits the Majority Certificateholders to waive, on behalf of all Certificateholders, any default by the Servicer in the performance of its obligations under the Agreement and its consequences, except in a default in making any required distribution on a Certificate. Any such consent or waiver by the Majority Certificateholders shall be conclusive and binding on the holder of this Certificate and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

                  As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, with respect to the Class R Certificates, execution and delivery as appropriate of the Transfer Affidavit and Agreement (attached as an exhibit to the Agreement) and the Transfer Certificate (attached as an exhibit to the Agreement) described in
Section 4.02(i) of the Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Trustee, duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), nor to an entity whose underlying assets are deemed to be assets of such a plan, account or arrangement by reason of such plan's, account's or arrangement's investment in the entity, as determined under U.S. Department of Labor Regulations 29 C.F.R. ss. 2510.3-101 or otherwise.

                  The Certificates are issuable only in fully-registered form. As provided in the Agreement and subject to certain limitations therein set forth, a Certificate is exchangeable for a new Certificate evidencing the same undivided ownership interest, as requested by the holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Servicer, the Depositor, the Seller, the Originators and the Trustee and any agent of any of the foregoing, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

                  The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of (a) the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Periodic Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders, or (ii) the purchase by the

Servicer of all outstanding Mortgage Loans and REO Properties at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the Pool Principal Balance of the Mortgage Loans and REO Properties at the time of purchase being less than ten percent (10%) of the Maximum Collateral Amount. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to negotiate the sale and effect the transfer of a Class R Certificate in accordance with Section 4.02(i) of the Agreement and to adopt a plan of liquidation of the Trust Fund in accordance with Section 8.02 of the Agreement.

                  Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed by its authorized officer.

                                    THE CHASE MANHATTAN BANK, not
                                         in its individual capacity,
                                         but solely as Trustee


                                    By:_______________________________
                                         Authorized Officer

                          CERTIFICATE OF AUTHENTICATION


                  This is a Class R Certificate referred to in the within-mentioned Agreement.


                                       THE CHASE MANHATTAN BANK, not
                                            in its individual capacity,
                                            but solely as Trustee


                                       By:_______________________________
                                            Authorized Signatory


Dated:  June 18, 1998

                                    EXHIBIT C


                          CONTENTS OF THE MORTGAGE FILE


                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee pursuant to Section 2.03 of the Agreement), all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

         1. The original Mortgage Note, with all prior and intervening endorsements showing a complete chain of endorsements from the originator of the Mortgage Loan to the Person so endorsing the Mortgage Loan to the Trustee, endorsed by such Person "Pay to the order of ________________ without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer.

         2. Either: (i) the original Mortgage, and related power of attorney, if any, with evidence of recording thereon, or (ii) a copy of the Mortgage and related power of attorney, if any, certified as a true copy of the original Mortgage or power of attorney by a Responsible Officer of the Seller on the face of such copy substantially as follows: "certified true and correct copy of original which has been transmitted for recordation."

         3. Either: (i) The original Assignment of Mortgage in recordable form in blank or (ii) a copy of the Assignment certified as a true copy of the original Assignment by a Responsible Officer of the Seller on the face of such copy substantially as follows: "certified true and correct copy of original which has been transmitted for recordation." Any such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

         4. The original lender's policy of title insurance or a true copy thereof, or if such original lender's title insurance policy has been lost, a copy thereof certified by the appropriate title insurer to be true and complete, or if such lender's title insurance policy has not been issued as of the Closing Date, a marked up commitment (binder) to issue such policy.

         5. All original intervening assignments, if any, showing a complete chain of assignments from the originator to the related Originator, including any recorded warehousing assignments, with evidence of recording thereon, certified by a Responsible Officer of the related Originator by facsimile or manual signature as a true copy of the original of such intervening assignments.

         6. Originals of all assumption, written assurance, substitution and modification agreements, if any.

                                    EXHIBIT D


                          CERTIFICATE RE: PREPAID LOANS


                  I, ______________, ____________ of ABFS 1998-2, INC., as
Seller, hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of June 1, 1998 among Prudential Securities Secured Financing Corporation, American Business Credit, Inc. and The Chase Manhattan Bank, as trustee) and the "Startup Day" the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.

Dated:  June 18, 1998

                                           By:
                                                Name:_________________________
                                                Title:________________________

                                    EXHIBIT E



                       TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT



                                                               June 18, 1998

ABFS 1998-2, Inc.
BalaPointe Office Centre
111 Presidential Boulevard
Suite 215
Bala Cynwyd, PA 19004

Prudential Securities Secured
  Financing Corporation
One New York Plaza
New York, NY 10292

American Business Credit, Inc.
BalaPointe Office Centre
111 Presidential Boulevard
Suite 215
Bala Cynwyd, PA 19004

Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022


          Re: Pooling and Servicing Agreement, dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), among Prudential Securities Secured Financing Corporation, as Depositor, American Business Credit, Inc., as Servicer, and The Chase Manhattan Bank, as Trustee, ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R
                    -----------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.06 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby acknowledges receipt by it in good faith without notice of adverse claims, subject to the provisions of Sections 2.05 and 2.06 of the Pooling and Servicing Agreement (as such provisions relate to the Initial Mortgage Loans), of (x) the documents relating to the Initial Mortgage Loans referred to in Section 2.05(a) of the Pooling and Servicing Agreement, except with respect to the list of exceptions attached hereto, and based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File as well as the assignment to it of all other assets included in clauses (i) and (iii) of the definition of "Trust Fund", (y) the Certificate Account, the Pre-Funding Account and the Capitalized Interest Account and (z) the Certificate Insurance Policy and declares that it holds and will hold the Certificate Insurance Policy and such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Fund" that are delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  The Schedule of Mortgage Loans is attached to this Receipt.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                      THE CHASE MANHATTAN BANK,
                                           as Trustee


                                      By:________________________________
                                           Name:
                                           Title:

                                    EXHIBIT F


                        INITIAL CERTIFICATION OF TRUSTEE



                                                                June 18, 1998

ABFS 1998-2, Inc.
BalaPoint Office Centre
111 Presidential Boulevard
Suite 215
Bala Cynwyd, PA 19004

Prudential Securities Secured
  Financing Corporation
One New York Plaza
New York, NY 10292

American Business Credit, Inc.
BalaPoint Office Centre
111 Presidential Boulevard
Suite 215
Bala Cynwyd, PA 19004

Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

         Re: Pooling and Servicing Agreement, dated as of June 1, 1998 (the "Pooling and Servicing Agreement") among Prudential Securities Secured Financing Corporation, as Depositor, American Business Credit, Inc., as Servicer, and The Chase Manhattan Bank, as Trustee, ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R
                  --------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with the provisions of Section 2.06 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.03 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                          THE CHASE MANHATTAN BANK, as Trustee


                                          By:_________________________________
                                               Name:
                                               Title:

                                    EXHIBIT G


                         FINAL CERTIFICATION OF TRUSTEE



                                                        ________________, 1998
ABFS 1998-2, Inc.
BalaPoint Office Centre
111 Presidential Boulevard
Suite 215
Bala Cynwyd, PA 19004

Prudential Securities Secured
  Financing Corporation
One New York Plaza
New York, NY 10292

American Business Credit, Inc.
BalaPoint Office Centre
111 Presidential Boulevard
Suite 215
Bala Cynwyd, PA 19004

Financial Security Assurance, Inc.
350 Park Avenue
New York, NY 10022

         Re: Pooling and Servicing Agreement, dated as of June 1, 1998 (the "Pooling and Servicing Agreement") among Prudential Securities Secured Financing Corporation, as Depositor, American Business Credit, Inc., as Servicer, and The Chase Manhattan Bank, as Trustee, ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R
                 --------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.06 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information set forth in the Trustee's Mortgage File. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                       THE CHASE MANHATTAN BANK,
                                            as Trustee


                                       By:___________________________________
                                            Name:
                                            Title:

                                    EXHIBIT H


                        REQUEST FOR RELEASE OF DOCUMENTS


                                                         ________________, 1998

To:      The Chase Manhattan Bank
         450 West 33rd Street
         New York, New York 10001

         Re:  ABFS Mortgage Loan Trust 1998-2, Mortgage
              Pass-Through Certificates, Series 1998-2, Class A-1,
              Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R
               -----------------------------------------------------------------

                  In connection with the administration of the pool of Mortgage Loans held by you as Trustee for the Certificateholders, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:




Mortgage Loan Number:



Reason for Requesting Documents (check one)

____   1.          Mortgage Loan Paid in Full
                           (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

____  2.           Mortgage Loan Liquidated
                           (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

____  3.           Mortgage Loan in Foreclosure

____  4.           Mortgage Loan Repurchased Pursuant to Section 5.18 of the
                   Pooling and Servicing Agreement.

____  5.           Mortgage Loan Repurchased or Substituted pursuant to
                   Article II or III of the Pooling and Servicing Agreement
                   (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Certificate
                   Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

____  6.           Other (explain)_____________________________________________

                  If box 1 or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

                  If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                        By:__________________________________
                                             Name:
                                             Title:


Documents returned to Trustee:

THE CHASE MANHATTAN BANK, as
Trustee

By:_______________________________

Date:_____________________________

                                    EXHIBIT I


                        TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF                     )
                             : ss.:
COUNTY OF                    )


                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ______] [the United States], on behalf of which he makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986 (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that generally is exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(i) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (g) and (h) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificates in violation of Section 4.02(i)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  8. That the Owner's Taxpayer Identification Number is ____________.

                  9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

                  10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                  11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

                  12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

                  13. That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  14. That the Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit in form and substance satisfactory to the Trustee, representing and warranting that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owned by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remains outstanding and; (iii) is not a Permitted Transferee.

                  15. That the Owner agrees to require a Transfer Affidavit and Agreement from any person to whom the Owner attempts to transfer a percentage interest in the Class R Certificates, and in connection with any transfer by a person for whom the Owner is acting as nominee, trustee or agent, and the Owner will not transfer its percentage interest or cause any percentage interest to be transferred to any person that the Owner knows is not a Permitted Transferee. In connection with any such transfer by the Owner, the Owner agrees to deliver to the Trustee a transfer certificate in the form attached to the Pooling and Servicing Agreement as Exhibit J to the effect that the Owner has no actual knowledge that the person to which the transfer is to be made is not a Permitted Transferee.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _ day of ______.

                                          [NAME OF OWNER]


                                          By: ____________________________
                                               [Name of Officer]
                                               [Title of Officer]


[Corporate Seal]

ATTEST:


_________________________
[Assistant] Secretary



                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of
________________ ____.



                                  ____________________________________
                                  NOTARY PUBLIC
                                  COUNTY OF___________________________
                                  STATE OF____________________________
                                  My Commission expires the ____
                                  day of ____________, ____.

                                    EXHIBIT J


                            TRANSFEROR'S CERTIFICATE


                                                         ________________, 19__

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

Attention: Corporate Trust Administration

         Re: ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class R Certificates
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _____________________ (the "Seller") to ______________________ (the
"Purchaser") of a ___% Percentage Interest of ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class R (the "Certificates"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1998 among American Business Credit, Inc., as servicer (the "Company"), Prudential Securities Secured Financing Corporation, as depositor, and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,


                                    ________________________________________
                                    (Seller)


                                    By:_____________________________________
                                         Name:
                                         Title:

                                    EXHIBIT K


                     ERISA INVESTMENT REPRESENTATION LETTER


Prudential Securities Secured
  Financing Corporation
One New York Plaza
New York, NY 10292

American Business Credit, Inc.
BalaPointe Office Centre
111 Presidential Boulevard
Suite 215
Bala Cynwyd, PA 19004

The Chase Manhattan Bank
450 West 33rd Street
New York, NY 10001

         Re: ABFS Mortgage Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-2, Class R Certificates
                   ------------------------------------------------------------

                  The undersigned (the "Purchaser") proposes to purchase certain Class R Certificates (the "Certificates"). In doing so, the Purchaser hereby acknowledges and agrees as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined shall have the meaning given it in the Pooling and Servicing Agreement, dated as of June 1, 1998 (the "Agreement"), among Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), American Business Credit, Inc., as Servicer (the "Servicer") and The Chase Manhattan Bank, as Trustee (the "Trustee") relating to the Certificates.

                  Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Depositor and the Trustee that the Purchaser is not a pension or benefit plan or individual retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or to Section 4975 of the Code or an entity whose underlying assets are deemed to be assets of such a plan or arrangement by reason of such plan's or arrangement's investment in the entity, as determined under U.S. Department of Labor Regulations 29 C.F.R. ss. 2510.3-101 or otherwise.

                  IN WITNESS WHEREOF, the undersigned has caused this ERISA Investment Representation Letter to be validly executed by its duly authorized representative as of the date first above written.


                                     [NAME OF PURCHASER]


                                     By:__________________________________
                                          Name:
                                          Title:

                                    EXHIBIT L


                      FORM OF SUBSEQUENT TRANSFER AGREEMENT



                         ABFS MORTGAGE LOAN TRUST 1998-2


                  American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage and New Jersey Mortgage Investment Corp., as originators (the "Originators"), ABFS 1998-2, Inc., as seller (the "Seller"), Prudential Securities Secured Financing Corporation, as depositor (the "Depositor"), and ABFS Mortgage Loan Trust 1998-2, as purchaser (the "Purchaser"), pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), among the Depositor, American Business Credit, Inc., as servicer (in such capacity, the "Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee"), hereby confirm, as of this ____ day of _______, 1998, their understanding with respect to the sale by the Originators to the Seller, the sale by the Seller to the Depositor, and the sale by the Depositor to the Purchaser of those Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

                  Conveyance of Subsequent Mortgage Loans. The Originators do hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Seller, without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to the Subsequent Mortgage Loans, exclusive of the obligations of the Originators with respect to the Subsequent Mortgage Loans but including specifically, without limitation, the Mortgages, the Files and all other documents, materials and properties appurtenant thereto and the Notes, including all interest and principal collected by the Originators on or with respect to the Subsequent Mortgage Loans on or after the related Subsequent Cut-Off Date, together with all of its right, title and interest in and to the proceeds received on or after such Subsequent Cut-Off Date of any related insurance policies on behalf of the Seller. The Originators shall deliver the original Note, Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the delivery requirements of the Seller set forth in Section 2.05 of the Unaffiliated Seller's Agreement, dated as of June 1, 1998 (the "Unaffiliated Seller's Agreement"), among the Originators, the Seller and the Depositor.

                  The Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to the Subsequent Mortgage Loans, exclusive of the obligations of the Seller or any other Person with respect to the Subsequent Mortgage Loans but including specifically, without limitation, the Mortgages, the Files and all other documents, materials and properties appurtenant thereto and the Notes, including all interest and principal collected by the Seller on or with respect to the Subsequent Mortgage Loans on or after the related Subsequent Cut-Off

Date, together with all of its right, title and interest in and to the proceeds received on or after such Subsequent Cut-Off Date of any related insurance policies on behalf of the Depositor. The Seller shall deliver the original Note, Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Section 2.05 of the Unaffiliated Seller's Agreement.

                  The Depositor does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to the Subsequent Mortgage Loans, exclusive of the obligations of the Depositor or any other Person with respect to the Subsequent Mortgage Loans but including specifically, without limitation, the Mortgages, the Files and all other documents, materials and properties appurtenant thereto and the Notes, including all interest and principal collected by the Depositor on or with respect to the Subsequent Mortgage Loans on or after the related Subsequent Cut-Off Date, together with all of its right, title and interest in and to the proceeds received on or after such Subsequent Cut-Off Date of any related insurance policies on behalf of the Purchaser. The Depositor shall deliver the original Mortgage or mortgage assignment with evidence of recording thereon (except as otherwise provided by the Pooling and Servicing Agreement) and other required documentation in accordance with the terms set forth in Section 2.05 of the Pooling and Servicing Agreement.

                  The expenses and costs relating to the delivery of the Subsequent Mortgage Loans specified in this Subsequent Transfer Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

                  The Originators and the Seller hereby affirm the representations and warranties set forth in the Unaffiliated Seller's Agreement, respectively, that relate to the Subsequent Mortgage Loans on the date hereof. The Originators and the Seller each hereby deliver notice and confirm that each of the conditions set forth in Section 2.03(b) of the Pooling and Servicing Agreement are satisfied as of the date hereof.

                  The Depositor hereby affirms any of its representations and warranties set forth in the Unaffiliated Seller's Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby delivers notice and confirms that each of the conditions set forth in Section 2.03(b) to the Pooling and Servicing Agreement are satisfied as of the date hereof.

                  Additional terms of the sale are attached hereto as Attachment A.

                  To the extent permitted by applicable law, this Subsequent Transfer Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on the direction of the Majority Certificateholders, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to the principles of conflicts of laws.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

                  All terms and conditions of the Pooling and Servicing Agreement are hereby ratified, confirmed and incorporated herein; provided, that in the event of any conflict the provisions of this Subsequent Transfer Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

                  [Remainder of Page Intentionally Left Blank]

Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

                          AMERICAN BUSINESS CREDIT, INC.
                               as Originator


                          By:__________________________________________
                               Name:
                               Title:


                          HOMEAMERICAN CREDIT, INC.
                               D/B/A UPLAND MORTGAGE, as Originator


                          By:__________________________________________
                               Name:
                               Title:


                          NEW JERSEY MORTGAGE INVESTMENT CORP., as Originator


                          By:__________________________________________
                               Name:
                               Title:


                          ABFS 1998-2, INC.,
                               as Seller


                          By:__________________________________________
                               Name:
                               Title:


                          PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                               as Depositor


                          By:__________________________________________
                               Name:
                               Title:


                          THE CHASE MANHATTAN BANK,
                               as Trustee


                          By:__________________________________________
                               Name:
                               Title:

                                   SCHEDULE I


                             MORTGAGE LOAN SCHEDULE


               [See Schedule A to Unaffiliated Seller's Agreement]